EXHIBIT 10.6



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                      Joule Inc. Deferred Compensation Plan


1. PURPOSE OF THE PLAN. The purpose of this Joule Inc. Deferred Compensation Plan is to enhance the overall effectiveness of the Company's executive compensation program by providing additional retirement benefits and a vehicle for the deferral of compensation to a select group of the Company's executives.

2. DEFINITIONS. Certain words and phrases are defined when first used in later sections of this plan. In addition, the following words and phrases when used herein shall have the following respective meanings unless the context clearly requires otherwise.

2.1 Account. A bookkeeping account maintained for a Participant consisting of the Participant's Elective Deferral Account and Matching Contribution Account.

2.2 Administrator. The Company's Chief Financial Officer or such other person or persons as the Company's Board of Directors may designate from time to time.

2.3 Affiliate. Any company, partnership, joint venture, association, or similar organization or entity, which is a member of a controlled group of companies which include, or which is under common control with, the Company, as determined under Section 414 of the Code.

2.4 Beneficiary. The person or persons entitled to any death benefits under the Plan, as determined in accordance with Section 8.

2.5  Code. The Internal Revenue Code of 1986, as amended from time to time.

2.6  Company. Joule Inc.

2.7 Compensation. The base salary and weekly, monthly, and annual incentives paid by the Company to an employee.

2.8 Deferral Election. A written notice filed by the participant with the Payroll Department of the Company on such form as the Administrator shall establish specifying the amount (if any) of Compensation to be deferred.

2.9 Disability. Any permanent physical or mental disability that either (i) entitles a Participant to disability benefits under the Social Security Act, a Company-sponsored long-term disability plan, or another long-term disability plan covering the Participant, or (ii) is determined by the Company's Board of Directors in its sole discretion to qualify as a Disability for purposes of this Plan.

2.10 Effective Date. October 1, 2001.


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2.11 Elective  Deferral Account.  The bookkeeping  subaccount of a Participant's
     Account consisting of Compensation deferred pursuant to the Participant's Deferral Election, as adjusted to reflect deemed earnings and losses attributable thereto.

2.12 Eligible Employee. Any employee of the Company or an Affiliate who is a member of a select group of management or highly compensated employees and who is designated by the Company's Board of Directors as eligible to participate herein.

2.13 ERISA. The Employee Retirement Income Security Act of 1974, as amended from time to time.

2.14 Investment Measurement Election. A Participant's election under Section 5.2 of the investment fund or funds used to measure the investment performance of the Participant's Account.

2.15 Matching Contribution. An amount credited to a Participant's Matching Contribution Account pursuant to Section 4.

2.16 Matching   Contribution   Account.   The   bookkeeping   subaccount   of  a
     Participant's Account consisting of Matching Contributions, as adjusted to reflect deemed earnings and losses attributable thereto.

2.17 Participant.   An  Eligible  Employee  who  has  become  a  Participant  in accordance with Section 3.1 and whose benefits under the Plan have not been distributed.

2.18 Plan. This Joule Inc. Deferred Compensation Plan, as amended from time to time.

2.19 Plan Year. The calendar year. The first Plan Year shall be the short period commencing on the Effective Date and ending December 31, 2001.

2.20 Retirement.   Termination  of  employment  on  or  after  a   Participant's
     attainment of age 65.

2.21 Valuation Date. The last day of each month during the Plan Year.

2.22 Vested Account. A Participant's Elective Deferral Account and the vested portion of his or her Matching Contribution Account.

3.   PARTICIPATION AND DEFERRAL ELECTIONS

3.1  Participation.

     (a) An Eligible Employee shall become a Participant in the Plan by executing a Deferral Election in accordance with Section 3.2.

     (b) Once an Eligible Employee becomes a Participant, he or she shall remain a Participant until all benefits to which he or she is entitled under the Plan have been distributed.

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3.2   Deferral Election.

     (a) An Eligible Employee may irrevocably elect to defer a portion (not to exceed $50,000) of his or her Compensation otherwise payable in a Plan Year by filing a Deferral Election at least ten days prior to the commencement of such Plan Year. In the case of the short Plan Year commencing on the Effective Date, such election must be filed no later than October 31, 2001, and will be effective with respect to Compensation payable on or after the date such Deferral Election is processed and prior to January 1, 2002. In the case of an individual who becomes an Eligible Employee after the beginning of a Plan Year, such individual may, within 30 days after becoming an Eligible Employee, make a Deferral Election with respect to Compensation payable on or after the date such Deferral Election is processed and on or before the last day of such Plan Year.

     (b) The deferral of Compensation pursuant to a Participant's Deferral Election shall be accomplished by payroll deduction, and the amount so deducted shall be credited to the Participant's Elective Deferral Account on or before the tenth day of the month following the month in which the deferred amount otherwise would have been paid to the Participant.

     (c) A Participant's Deferral Election shall be effective only with respect to Compensation otherwise payable in the Plan Year for which the election is made.

3.3  Cessation of Deferrals.

     (a) A Participant's Deferral Election with respect to a Plan Year may not be modified or revoked after the commencement of such Plan Year except as provided in Section 3.3(b).

     (b) A Participant may petition the Administrator for a revocation of his or her Deferral Election in the event of an Unforeseeable Emergency. The approval of such request shall be within the sole discretion of the Administrator, and such request shall only be granted if the Participant establishes the existence of the Unforeseeable Emergency to the Administrator's satisfaction. If such request is approved, such Deferral Election will be revoked with respect to Compensation otherwise payable between the effective date of the revocation and the end of the Plan Year. An "Unforeseeable Emergency" means severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or his dependent, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the Participant's control. Examples of circumstances not qualifying as an Unforeseeable emergency include the need to send a Participant's child to college and the desire to purchase a home.

4. MATCHING CONTRIBUTIONS. The Company shall credit to the Matching Contribution Account of each qualifying Participant on or before January 31 following the end of each Plan Year a Matching Contribution with respect to such Plan Year equal


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     to 100% of the amount of Compensation  deferred by such Participant in such
     Plan Year, up to a maximum of $5,000. A Participant shall be eligible for a Matching Contribution with respect to a Plan Year only if he or she either
     (i) is employed by the Company on the last day of such Plan Year or (ii) terminates employment during such Plan Year by reason of death, Retirement, or Disability.

5.   ACCOUNTS

5.1  Maintenance of Accounts.

     (a) The Administrator shall maintain records showing the individual balances in each Account and any subaccounts thereof. The balance in a Participant's Elective Deferral Account (i) shall be increased by any Compensation deferrals credited to such Account and by investment measurement earnings allocable to such Account in accordance with
          Section 5.2(c), and (ii) shall be decreased by the amount of any distribution from such Account and by investment measurement losses allocable to such Account in accordance with Section 5.2(c). The balance in a Participant's Matching Contribution Account (i) shall be increased by any Matching Contributions credited to such Account and by investment measurement earnings allocable to such Account in accordance with Section 5.2(d), and (ii) shall be decreased by the amount of any distribution from such Account and by investment measurement losses allocable to such Account in accordance with
          Section 5.2(d).

     (b) A Participant's Elective Deferral Account and Matching Contribution Account shall be adjusted at the end of each month to reflect investment gains and losses, as determined in accordance with Sections 5.2(c) and 5.2(d), respectively. All amounts paid from an Account shall be assumed to be paid on the first day of the month in which paid.

5.2  Investment Measurement Elections.

     (a) Prior to the commencement of his or her participation in the Plan, each Participant shall file on such forms as the Administrator shall prescribe an initial Investment Measurement Election which shall designate from among the deemed investment options made available by the Company from time to time the deemed investment options which shall be used to measure the investment performance of the Participant's Elective Deferral Account. Such Investment Measurement Election shall designate the percentage (in whole percent multiples of at least 10% each) of each portion of the Participant's Account that is requested to be deemed invested in such respective investment measurement options. The available investment measurement options as of the date hereof are set forth in Exhibit A.

     (b) Investment Measurement Elections shall remain in effect until changed. A Participant may change his or her Investment Measurement Election effective on the first day of any calendar quarter by filing a change in election form at any time during the last 30 days of the preceding calendar quarter.


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     (c)  As of each  Valuation Date the  Administrator  shall compute the total
          return  since  the  preceding   Valuation  Date  for  each  investment
          measurement option. The portion of a Participant's Elective Deferral Account deemed invested in each such investment option shall be credited or debited with investment measurement gain or loss based on the total return as so calculated. As of the end of each calendar quarter, the Administrator shall charge against the total return of each investment measurement option that quarter's money management
          fees,   mortality   charges,   and  investment   expenses   associated
          specifically with such investment measurement option.

     (d) The Company shall select the investment measurement option that shall be used for imputing investment measurement gain or loss to a
          Participant's Matching Contribution Account. The Company may change such investment measurement option from time to time in its sole discretion. As of each Valuation Date the Administrator shall compute the total return since the preceding Valuation Date for such investment measurement option, and each Participant's Matching Contribution Account shall be credited or debited with investment measurement gain or loss based on the total return as so calculated. As of the end of each calendar quarter, the Administrator shall charge against the total return of such investment measurement option that quarter's money management fees, mortality charges, and investment expenses associated specifically with such investment measurement option.

     (e) References in the Plan to Investment Measurement Elections, investment measurement options, and investment measurement gain or loss are for the sole purpose of attributing hypothetical investment performance to each Participant's Account. Nothing herein shall require the Company to invest, earmark, or set aside its general assets in any specific manner.

6.   VESTING OF ACCOUNT.

6.1 Immediate Vesting of Elective Deferral Account. A Participant's Elective Deferral Account shall be fully vested at all times.

6.2 Class-Year Vesting of Matching Contribution Account. The portion of a Participant's Matching Contribution Account attributable to Matching Contributions allocated to such Account with respect to a Plan Year (as adjusted to reflect investment measurement gain or loss credited or debited with respect to such Matching Contributions) shall vest based on the following table:


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           Completed Years of Employment               Percent Vested
           Subsequent To Plan Year for Which           --------------
           Matching Contribution Was Made
           ------------------------------
           Less than 1                                       0%
           1 but less than 2                                20
           2 but less than 3                                40
           3 but less than 4                                60
           4 but less than 5                                80
           5 or more                                       100

     Notwithstanding the foregoing, a Participant's entire Matching Contribution Account shall become 100% vested in the event of such Participant's termination of employment by reason of Retirement, death or Disability. In the event of a Participant's termination of employment for any other reason, the unvested portion of his or her Matching Contribution Account shall be forfeited.

7.   DISTRIBUTION OF BENEFITS.

7.1  Benefit Payment Election.

     (a) Prior to the commencement of his or her participation in the Plan, each Participant shall file a benefit payment election with the Administrator on such form as the Administrator shall prescribe specifying (i) whether the Participant's benefit is to be paid in a lump sum or in substantially equal annual installments, (ii) the year in which such lump-sum payment is to be made or such installments are to commence, (iii) if installments are elected, the number of such installments (not to exceed five). No portion of a Participant's benefit may be distributed prior to his separation from service. Lump-sum payments may not be made later than, and installment payments may not extend beyond, the sixth anniversary of the date of the Participant's separation from service.

     (b) In the event a Participant fails to make an initial benefit payment election pursuant to Section 7.1(a), he shall be deemed to have made an initial election to receive his benefit in a lump sum within 30 days following the date of his retirement or other separation from service.

7.2 Change in Election. A Participant's benefit payment election may be changed from time to time, provided, however, that no such change shall be effective if the Participant's separation from service from the Company occurs less than 12 months after the date such change is made. In such event the Participant's benefit shall be paid in accordance with his or her most recent election or change in election (other than a change in election made less than 12 months before his or her separation from service).


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7.3  Distribution  of Benefits.  Except as otherwise  provided in Section 7.4, a
     Participant's Vested Account shall be distributed in accordance with his benefit payment election made pursuant to Section 7.1 (after giving effect to any modifications to such election pursuant to Section 7.2). The payment of any installment or lump sum shall, in accordance with the Participant's election, be made either (i) within 30 days after the date of the Participant's separation from service or (ii) during the first 30 days of a calendar year commencing after the Participant separates from service. Each
     installment   or  lump-sum   payment   shall  be  made   ratably  from  the
     Participant's Elective Deferral Account and the vested portion of his or her Matching Contribution Account.

7.4 Death of a Participant. In the event of a Participant's death before or after commencement of distributions from his or her Account, then notwithstanding the Participant's Benefit Payment Election the balance in his or her Account shall be distributed to the Participant's Beneficiary in a lump sum on or about the first day of the third month following the Participant's death.

8.   BENEFICIARIES.

8.1 Beneficiary Designation by Participant. A Participant may from time to time designate one or more Beneficiaries to receive such benefits as may be payable under the Plan on or after the Participant's death. Any such designation will be effective only if filed during the Participant's lifetime, and shall revoke all prior designations by the Participant.

8.2 Default Provisions. If at the time a benefit payment is due following a Participant's death there is no living Beneficiary validly named by the Participant, the Company shall pay any such benefit payment in order of priority to (i) the Participant's spouse, (ii) the Participant's then living descendants, if any, per stirpes, or (iii) the Participant's estate. In determining the existence or identity of anyone entitled to a benefit payment, the Administrator may rely conclusively upon information supplied by the Participant's personal representative, executor, or administrator. If a question arises as to the existence or identity of anyone entitled to receive a benefit payment, or if a dispute arises with respect to any such payment, the Administrator may, in its sole discretion, distribute such payment to the Participant's estate without liability for any tax or other consequences that might flow therefrom or may take such other action as it deems appropriate.

9. PLAN ADMINISTRATION. The Administrator shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan, including without limitation the power to delegate specific responsibilities for the operation and administration of the Plan to employees or agents. The Administrator shall be entitled to rely conclusively upon all tables, valuations, certifications, opinions and reports furnished by any actuary, accountant, controller, counsel or other person employed or engaged by the Administrator with respect to the Plan. The Administrator shall interpret the Plan and shall determine all questions arising in the administration, interpretation, and application of the Plan, including but not limited to questions of eligibility and the status and rights of employees, Participants, and other persons. Benefits shall be paid under the Plan only if the Administrator in its sole discretion


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     determines  that the applicant is entitled to them. Any such  determination by the Administrator shall be conclusive and binding on all persons.

10.  CHANGE IN CONTROL

10.1 Notwithstanding any other provision hereof, in the event of a Change in Control (as defined in Section 10.2), the entire balance in each Participant's Matching Contribution Account shall become fully vested, and the Participant's entire Account balance shall be distributed in a lump sum to such Participant or his or her surviving Beneficiary within 90 days following such Change in Control.

10.2 For purposes of the Plan, a "Change in Control" means the occurrence of any of the following:

     (a) The acquisition by any person, entity or "group", within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), other than the Logothetis Family, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; provided, however, that such event shall not constitute a Change in Control unless and until the percentage of such securities owned beneficially by such person, entity or group is equal to or more than the percentage owned beneficially, directly or indirectly, by the Logothetis Family. For purposes of this definition, the term the "Logothetis Family" shall mean the family of Emanuel N. Logothetis, his descendants' and members of such descendants' families and trusts for the benefit of, and corporations or other entities owned or controlled by, such persons; or

     (b) Individuals who, as of October 1, 2001, constitute the Board of Directors of the Company (as of such date, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any person becoming a director subsequent to October 1, 2001 whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

     (c) Approval by the stockholders of the Company of a reorganization, merger, or consolidation, in each case, as a result of which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of

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          the  reorganized,  merged or consolidated  company's then  outstanding voting securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company; or

     (d) Approval by the stockholders of the Company of the sale or other transfer of all or substantially all of the assets of the Company to another person, entity or group; or

     (e) Approval by the stockholders of the Company of the liquidation or dissolution of the Company; or

     (f) The occurrence of a "Rule 13e-3 transaction" (as defined in Rule 13e-3(a)(3) of the Exchange Act) with respect to the Common Stock of the Company.

11.  GENERAL PROVISIONS.

11.1 Adverse Determination With Respect to Plan or Participant.

     (a) Notwithstanding any other provision hereof, in the event of a determination by the Internal Revenue Service or a final determination by a court or competent jurisdiction that amounts credited to Participants' Accounts hereunder are includible in Participants' gross incomes, the Administrator may in its sole discretion distribute to Participants the entire balance in their Accounts and cause the cessation of future deferrals of Compensation.

     (b) In the event of a determination by the Department of Labor or a final determination of a court of competent jurisdiction that with respect to a Participant the Plan is subject to Part 2, 3 or 4 of Title I of ERISA, the Administrator may in its sole discretion distribute the entire amount credited to the Participant's Account to the Participant and cause the cessation of future deferrals of Compensation by that Participant.

11.2 Source of Benefits.

     (a) The Plan is an unfunded plan maintained by the Company for the purpose of providing deferred compensation for a select group of management or highly compensated employees. Benefits under the Plan shall be payable from the general assets of the Company except to the extent paid from the Joule Inc. Deferred Compensation Plan Trust (a grantor trust of the type commonly known as a "rabbi trust"). The Plan shall not be construed as conferring on a Participant any right, title, interest, or claim in or to any specific asset, reserve, account, or property of any kind possessed by the Company. To the extent that a Participant or any other person acquires a right to receive payments from the Company, such right shall be no greater than the right of an unsecured general creditor.

     (b) In the event that, in its discretion, the Company purchases an insurance policy or policies insuring the life of a Participant, or Company Employee, to allow the Company to recover or meet the cost of providing benefits in whole or in part,


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          hereunder, no participant beneficiary shall have any rights whatsoever therein or in said policy or the proceeds therefrom. The Company shall be the sole owner and beneficiary of any such insurance policy or property and shall possess and may exercise all incidents of ownership therein.

11.3 No Contract of Employment. The establishment of the Plan shall not be construed as conferring any legal rights upon any Participant for a continuation of employment, nor shall it interfere with the rights of the Company to discharge a Participant and to treat him or her without regard to the effect which such treatment might have upon him or her as a Participant in the Plan.

11.4 Benefits Not Transferable. No participant or beneficiary under this Plan shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part of all the amounts payable hereunder. No such amounts shall be subject to seizure by any creditor of any such Participant or beneficiary, by a proceeding at law or in equity, nor shall such amounts be transferable by operation of law in the event of bankruptcy, insolvency, or death of the Participant or beneficiary. Any such attempted assignment shall be void.

11.5 Facility of Payment. If a distribution is to be made to a minor, or to a person who is otherwise incompetent, then the Administrator may, in its discretion, make such distribution (i) to the legal guardian, or if none, to a parent of a minor payee with whom the payee maintains his or her residence, or (ii) to the conservator or committee or, if none, to the person having custody of an incompetent payee. Any such distribution shall fully discharge the Administrator, the Company and the Plan from further liability on account thereof.

11.6 Withholding. As a condition to a Participant's entitlement to benefits hereunder, the Company shall have the right to deduct from any amounts otherwise payable to a Participant, whether pursuant to the Plan or otherwise, or otherwise to collect from the Participant, any required withholding taxes with respect to benefits under the Plan.

12.  CLAIMS PROCEDURE.

12.1 Claim. A person who believes that he or she is being denied of a benefit to which he or she is entitled under the Plan (hereinafter referred to as a "Claimant") may file with the Administrator a written request for such benefit setting forth his or her claim. The request must be addressed to the Administrator at its then principal place of business.

12.2 Claim Decision. Upon receipt of a claim, the Administrator shall advise the Claimant that a reply will be forthcoming within a reasonable period of time, but no later than 90 days after receipt of the claim. The Administrator may, however, extend the reply period for an additional 90 days if special circumstances exist. In such case, the Claimant will be notified in writing of such extension, the relevant special circumstances and the date by which a response will be made. If the claim is denied in whole or in part, the Administrator shall provide a written explanation, using language calculated to be understood by the Claimant, setting forth to the extent applicable:


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

     (i)  The specific reasons for such denial;

     (ii) Specific reference to pertinent provisions of this Plan on which such denial is based;

     (iii)A description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation why such material or such information is necessary;

     (iv) Appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review;

     (v) The time limits for requesting a review under subsection (iii) and for review under subsection (iv) hereof; and

     (vi) a statement  of the  Claimant's  right to bring a civil  action  under
          Section 502(a) of ERISA.

12.3 Request for Review. Within 60 days after receipt by the Claimant of the written denial described above, the Claimant may request in writing that the Company through its Board of Directors review the Administrator's determination. Such request must be addressed to the Administrator of the Company at its then principal place of business. The Claimant or his or her duly authorized representative may submit for consideration by the Company written comments, documents, records and other information relating to the claim for benefits. The Company shall provide Claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claim for benefits. The Company shall review any and all comments, documents, records and other information submitted by Claimant, whether or not such items were submitted or considered in the initial benefit determination. If the Claimant does not request a review of the determination within such 60-day period, he or she shall be barred and estopped from challenging the determination.

12.4 Review of Decision. Within a reasonable period of time, but no later than 60 days after the Company's receipt of a request for review, the Company shall render an opinion, written in a manner calculated to be understood by the Claimant, setting forth: (i) the specific reasons for the decision;
     (ii) specific references to the pertinent provisions of this Plan on which the decision is based; (iii) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claim for benefits; and (iv) a statement that the Claimant has the right to bring a civil action under Section 502(a) of ERISA. If special circumstances require that the 60-day time period be extended, the Company will so notify the Claimant prior to the expiration of the initial 60-day period of the reason for such extension and will render the decision as soon as possible, but no later than 120 days after receipt of the request for review. The decision of the Company's Board of Directors shall be final and binding on all parties and may not be further appealed by any party except as provided in Section 13.


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

13.  ARBITRATION

13.1 Applicable Rules and Laws. Any controversy relating to a claim arising out of or in relation to this Plan, including but not limited to claims for benefits due under this Plan, claims for the enforcement of ERISA, claims based on the federal common law of ERISA, claims alleging discriminatory discharge under ERISA, claims based on state law, and assigned claims in relation to this Plan, shall be settled by arbitration in accordance with the then current Employee Benefit Claims Arbitration Rules of the American Arbitration Association (the "AAA") or any successor rules which are hereby incorporated into the Plan by this reference; provided, however, that both the Company and the Participant shall have the right at any time to seek equitable relief in court without submitting the issue to arbitration.

13.2 Exhaustion of Administrative Remedy. Neither the Participant (or his or her Beneficiary) nor the Plan may be required to submit such claim or controversy to arbitration until the Participant or Beneficiary has first exhausted the Plan's initial appeals procedures. However, if the Participant or Beneficiary and the Company agree to do so, they may submit the claim or controversy to arbitration at any point during the processing of the dispute.

13.3 Costs. The Company will bear all costs of an arbitration, except that the Participant will pay the filing fee set by the AAA and the arbitrator shall have the power to apportion among the parties expenses such as pre-hearing discovery, travel, experts' fees, accountants' fees, and attorneys' fees except as otherwise provided herein. The decision of the arbitrator shall be final and binding on all parties, and judgment on the arbitrator's award may be entered in any court of competent jurisdiction.

13.4 Statute of Limitations: If there is a dispute as to whether a claim is subject to arbitration, the arbitrator shall decide that issue. The claim must be filed with the AAA within the applicable statute of limitations period. The arbitrator shall issue a written determination sufficient to ensure consistent application of the Plan in the future.

13.5 Place of Hearing and Selection of Arbitrator. Any arbitration will be conducted in accordance with the following provisions, notwithstanding the Rules of the AAA. The arbitration will take place in a neutral location within the metropolitan area in which the Participant was or is employed by the Company. The arbitrator will be selected from the attorney members of the Commercial Panel of the AAA who reside in the metropolitan area where the arbitration will take place and have at least 5 years of ERISA experience. If an arbitrator meeting such qualifications is unavailable, the arbitrator will be selected from the attorney members of the National Panel of Employee Benefit Claims Arbitrators established by the AAA.

13.6 Discovery. In any such arbitration, each party shall be entitled to discovery of any other party as provided by the Federal Rules of Civil Procedure then in effect; provided, however, that discovery shall be limited to a period of 60 days. The arbitrator may make orders and issue subpoenas as necessary. The arbitrator shall apply ERISA, as construed


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

     in the federal Circuit in which the arbitration takes place, to the interpretation of the Plan and the Federal Arbitration Act to the interpretation of this arbitration provision.

14. AMENDMENT OR TERMINATION. The Board reserves the right to amend or terminate this Plan at any time; provided, however, that without such Participant's written consent, no amendment or termination of the Plan shall adversely affect the right of any Participant to receive, or otherwise result in a material adverse effect on such Participant's rights under the Plan with respect to, his or her accrued benefits as determined as of the date of amendment or termination. The lump-sum payment to a Participant of his or her entire Account balance upon a Plan termination shall not be deemed to violate the proviso of the preceding sentence.

15. NOTICE. Any notice, consent or demand required or permitted to be given under the provisions of this Plan shall be in writing and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed, it shall be sent by United States certified mail, postage prepaid, addressed to the addressee's last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of notice consent or demand. Any person may change the address to which notice is to be sent by giving notice of the change of address in the manner aforesaid.

16. GOVERNING LAW. The Plan and the rights and obligations of all persons hereunder shall be governed by and construed in accordance with the laws of the State of New Jersey, other than its laws regarding choice of law, to the extent that such state law is not preempted by federal law.

17. IN WITNESS WHEREOF, the Company has executed this Plan as of the day and year above first written.


ATTEST:                                    JOULE INC.


________________________, Secretary        By:_________________________
                                           Title:  President





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